UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 26, 2026 (October 25, 2026)

RANGE RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-12209	34-1312571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Throckmorton Street, Suite 1200

Fort Worth, Texas 76102

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (817) 870-2601

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	RRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 25, 2026, Range Resources Corporation, a Delaware corporation (“Range”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with EQT Corporation, a Pennsylvania corporation (“EQT”), EQT Holdings LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of EQT, Rhino Merger Sub Inc., a Delaware corporation and an indirect wholly owned subsidiary of EQT (“Merger Sub”), and Rhino Merger Sub LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of EQT (“LLC Sub”).

Upon the terms and subject to the conditions set forth in the Merger Agreement, which has been unanimously approved by the board of directors of Range and the board of directors of EQT (the “EQT Board”), Merger Sub will merge with and into Range (the “First Merger”), with Range surviving as an indirect wholly owned subsidiary of EQT (the “First Step Surviving Corporation”), and as the second step in a single integrated transaction with the First Merger, the First Step Surviving Corporation will merge with and into LLC Sub (the “Second Merger” and, together with the First Merger, the “Mergers”), with LLC Sub surviving the Second Merger as an indirect wholly owned subsidiary of EQT.

At the effective time of the First Merger (the “Effective Time”), among other things, each share of common stock, par value $0.01 per share, of Range (“Range Common Stock”) that is issued and outstanding immediately prior to the Effective Time (including Range restricted stock awards but excluding Excluded Shares (as defined in the Merger Agreement)) will be converted into the right to receive, without interest, 0.987 (the “Exchange Ratio”) shares of common stock, no par value, of EQT (“EQT Common Stock”). Cash will be paid in lieu of any fractional shares of EQT Common Stock that otherwise would have been issued to any Range stockholder in the Mergers. Following the closing of the Mergers (the “Closing”), Range’s existing stockholders and EQT’s existing stockholders will own approximately 27% and 73%, respectively, of the combined company on a fully diluted basis.

Governance

In the Merger Agreement, EQT has agreed to increase the size of the EQT Board to 12 members and appoint Dennis L. Degner and one other individual selected by Range (who shall satisfy the independence requirements of the New York Stock Exchange (the “NYSE”) with respect to service on the EQT Board), after reasonable consultation with EQT and with the consent of EQT (not to be unreasonably withheld, conditioned or delayed) (the “Range Designees”), to the EQT Board at the Effective Time. EQT has also agreed that, following the Closing, EQT will take all necessary action to nominate the Range Designees for election to the EQT Board at the first annual meeting of shareholders of EQT thereafter.

Conditions to the Mergers

The completion of the First Merger is subject to the satisfaction or waiver of certain closing conditions, including (i) the adoption of the Merger Agreement by the holders of a majority of the voting power of the outstanding shares of Range Common Stock entitled to vote thereon (the “Range Stockholder Approval”) at a special meeting of Range stockholders to be held in connection with the Mergers (including any adjournments or postponements thereof, the “Range Stockholders’ Meeting”), (ii) the approval of the issuance of the shares of EQT Common Stock in connection with the First Merger (such shares, the “EQT Shares” and such issuance, the “Share Issuance”) by a majority of the votes cast (the “EQT Shareholder Approval”) at a special meeting of EQT shareholders to be held in connection with the Mergers (including any adjournments or postponements thereof, the “EQT Shareholders’ Meeting”), (iii) the EQT Shares being approved for listing on the NYSE, (iv) there being no law, injunction, order or decree prohibiting consummation of the transactions contemplated by the Merger Agreement (the “Transactions”), (v) the expiration or termination of (a) all waiting periods (and any extensions thereof) applicable to the Transactions under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (b) any commitment to, or any agreement with, any governmental entity to delay the consummation of the Transactions or to not consummate the Transactions before a certain date (such condition, the “HSR Act Condition”), (vi) the effectiveness of the registration statement on Form S-4 to be filed by EQT with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to which the EQT Shares will be registered, (vii) no Company Material Adverse Effect and no Parent Material Adverse Effect (each as defined in the Merger Agreement) having occurred since the date of the Merger Agreement, and (viii) subject to certain materiality qualifications and exceptions, the accuracy of each party’s representations and warranties and each party’s compliance with, or waiver of its obligations under, if permissible, its covenants in the Merger Agreement.

Non-Solicitation of Competing or Alternative Proposals

Each of Range and EQT has agreed, subject to certain exceptions with respect to unsolicited proposals, not to directly or indirectly solicit competing acquisition proposals or to enter into discussions concerning, or provide confidential information in connection with, any alternative acquisition proposals. However, if, after the date of the Merger Agreement but prior to obtaining its requisite shareholder approval relating to the Mergers, Range or EQT receives an unsolicited, bona fide written acquisition proposal from a third party that did not result from a material breach of the non-solicitation provisions of the Merger Agreement and its board of directors concludes in good faith, after consultation with its financial advisors and outside legal counsel, that such unsolicited, bona fide written acquisition proposal constitutes, or would reasonably be expected to result in, a superior offer, Range or EQT, as applicable, may furnish non-public information regarding it or any of its subsidiaries and engage in discussions and negotiations with such third party in response to such unsolicited, bona fide written acquisition proposal; provided that Range or EQT, as applicable, provides notice and furnishes any non-public information provided to the maker of the acquisition proposal to the other party substantially concurrently with providing such non-public information to the maker of the acquisition proposal.

Termination Rights

The Merger Agreement contains certain termination rights for both Range and EQT, including the right of either party, subject to certain limitations specified therein, to terminate the Merger Agreement if the First Merger is not consummated on or prior to October 25, 2027 (the “End Date”), which date will be automatically extended until April 25, 2028 if all of the conditions to Closing, other than the condition relating to the absence of law, injunction, order or decree prohibiting consummation of the Transactions or the HSR Act Condition, have been satisfied or waived or are capable of being satisfied at such time. The Merger Agreement may also be terminated by the mutual written consent of Range and EQT. In addition, the Merger Agreement may be terminated by either Range or EQT if (i) any injunction or other law has been issued, entered, enacted, promulgated or become effective, permanently restraining, enjoining or otherwise prohibiting or making illegal the consummation of the Mergers and such injunction or other law has become final and nonappealable, (ii) the Range Stockholders’ Meeting has concluded and the Range Stockholder Approval has not been obtained or (iii) the EQT Shareholders’ Meeting has concluded and the EQT Shareholder Approval has not been obtained.

The Merger Agreement also contains reciprocal provisions granting either party the right to terminate the Merger Agreement for certain reasons, including (a) if the other party has breached or failed to perform its representations, warranties, covenants or other agreements set forth in the Merger Agreement, which breach or failure (x) would give rise to a failure of certain of the conditions to the non-breaching party’s obligations to consummate the Mergers and (y) is incapable of being cured prior to the End Date or the breaching party is not diligently attempting to cure such breach or failure, and (b) prior to the receipt of the Range Stockholder Approval or the EQT Shareholder Approval, as applicable, in the event the board of directors of the other party changes its recommendation or if the other party willfully breaches its obligations under the non-solicit covenant in a manner that materially impedes, interferes with or hinders the consummation of the Transactions.

Upon termination of the Merger Agreement under certain circumstances specified therein, (i) Range will be required to pay EQT a termination fee equal to $423 million, and (ii) EQT will be required to pay Range a termination fee equal to $1,148 million.

Treatment of Range Equity Awards

At the Effective Time, (i) each outstanding Range restricted stock unit award subject solely to time-based vesting (other than any Range restricted stock unit award or performance share unit award that vests solely as a result of the Closing pursuant to its terms (each, a “Single-Trigger Award”)) will be assumed by EQT and converted into a time-based restricted stock unit award with respect to a number of shares of EQT Common Stock determined based upon the Exchange Ratio, (ii) each outstanding Range performance share unit award (other than any Single-Trigger

Award) will be deemed earned at the greater of (x) actual performance determined as of the date of Closing (or a date reasonably proximate thereto for administrative practicability) and (y) the target level of performance (the “Earned PSUs”) and be assumed by EQT and converted into a time-based restricted stock unit award with respect to a number of shares of EQT Common Stock determined based upon the Exchange Ratio, which will vest based on continued employment through the end of the originally applicable performance period, (iii) each outstanding Single-Trigger Award will vest and be cancelled and converted into the right to receive a number of shares of EQT Common Stock determined based upon the Exchange Ratio (with any performance share unit award deemed earned on the same basis as the Earned PSUs) and all accumulated dividend equivalents thereon, subject to the holder’s execution and delivery of a release of claims, and (iv) each outstanding deferred unit in respect of a share of Range Common Stock will be assumed by EQT and converted into a deferred unit in respect of a number of shares of EQT Common Stock determined based upon the Exchange Ratio. Assumed awards will otherwise generally remain subject to the same terms and conditions that applied before the Effective Time.

Other Terms of the Merger Agreement

Range and EQT have each made certain representations and warranties in the Merger Agreement. The Merger Agreement also contains covenants and agreements, including covenants relating to the conduct of each of Range’s and EQT’s business between the date of the signing of the Merger Agreement and the Effective Time and the agreement to use reasonable best efforts to cause the Mergers to be completed, including divestitures and other remedies, as may be necessary to obtain clearance of the Transactions under applicable antitrust laws, subject to certain limitations set forth in the Merger Agreement.

The foregoing description of the Merger Agreement, the Mergers and the other Transactions does not purport to be complete, is subject to and is qualified in its entirety by reference to the copy of the Merger Agreement attached hereto as Exhibit 2.1 and incorporated herein by reference.

The representations, warranties and covenants contained in the Merger Agreement have been made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Merger Agreement, (ii) are subject to materiality qualifications contained in the Merger Agreement that may differ from what may be viewed as material by investors, (iii) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (iv) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties thereto or their respective businesses. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Range’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Range that is or will be contained in Range’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other documents that Range files with the SEC.

Item 7.01	Regulation FD Disclosure.

On October 26, 2026, Range and EQT issued a joint press release (the “Press Release”) announcing the execution of the Merger Agreement and the entry into the foregoing transactions. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The information furnished in this Item 7.01, including the accompanying Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference into any filing made by Range under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of the general incorporation language of such filing, except as expressly set forth by specific reference in such filing.

Item	8.01 Other Events.

To the extent required, the information included in Item 7.01 of this Current Report on Form 8-K is incorporated into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 25, 2026, by and among EQT Corporation, EQT Holdings LLC, Rhino Merger Sub Inc., Rhino Merger Sub LLC and Range Resources Corporation.

99.1	Joint Press Release, dated as of October 26, 2026, issued by Range Resources Corporation and EQT Corporation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) contains “forward-looking statements” within the meaning of the federal securities laws. Statements that do not relate strictly to historical or current facts are forward-looking and are usually identified by the use of words such as “anticipates,” “believes,” “cause,” “continue,” “could,” “depend,” “develop,” “estimates,” “expects,” “forecasts,” “goal,” “guidance,” “have,” “impact,” “implement,” “increase,” “intends,” “lead,” “maintain,” “may,” “might,” “plans,” “potential,” “possible,” “projected,” “reduce,” “remain,” “result,” “scheduled,” “seek,” “should,” “will,” “would” and other similar words or expressions. The absence of such words or expressions does not necessarily mean the statements are not forward-looking. Without limiting the generality of the foregoing, forward-looking statements in this Report may include statements regarding the proposed transaction (the “proposed transaction”) between EQT and Range, the expected closing of the proposed transaction and the timing thereof and the pro forma combined company and its operations, strategies and plans, integration, debt levels and leverage ratio, capital expenditures, cash flows and anticipated uses thereof, synergies, opportunities and anticipated future performance, expected accretion to earnings and free cash flow and anticipated dividends. Information adjusted for the proposed transaction should not be considered a forecast of future results.

Forward-looking statements contained herein reflect the current views of EQT and Range about future events. Although Range believes its forward-looking statements are based on reasonable expectations and assumptions, statements made regarding future results are not guarantees of future performance and are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond EQT’s and Range’s control. Actual outcomes and results may be materially different from the results stated or implied in the forward-looking statements included in this Report due to a number of factors, including, but not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the possibility that shareholders of EQT may not approve the Share Issuance; the possibility that the shareholders of Range may not adopt the Merger Agreement; the risk that EQT or Range may be unable to obtain governmental and regulatory approvals required for the proposed transaction, or required governmental and regulatory approvals may delay the proposed transaction or result in the imposition of conditions that could cause the parties to abandon the proposed transaction; the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management’s time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of EQT’s or Range’s common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of EQT and Range to retain and hire key personnel, on the ability of EQT or Range to attract third-party customers and maintain their relationships with derivatives and joint venture counterparties and on EQT’s and Range’s operating results and businesses generally; the risk that problems may arise in successfully integrating the businesses of EQT and Range, which may result in the combined company not operating as effectively and efficiently as expected; the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the proposed transaction or it may take longer than expected to achieve those synergies or benefits and other important factors that could cause actual results to differ materially from those projected; the volatility in commodity prices for crude oil and natural gas; the effect of future regulatory or legislative actions on EQT and Range or the industry in which they operate, including the risk of new restrictions with respect to oil and natural gas development activities; the risk that the credit ratings of the combined business may be different from what EQT and Range expect; the ability of management to execute its plans to meet its goals and other risks inherent in EQT’s and Range’s businesses; public health crises and any related government policies and actions; the potential disruption or interruption of EQT’s or Range’s operations due to war, accidents, political events, civil unrest, severe weather, cyber threats, terrorist acts, or other natural or human causes beyond EQT’s or Range’s control; and the combined company’s ability to identify and mitigate the risks and hazards inherent in operating in the global energy industry. Additional information concerning risk factors is contained in EQT’s and Range’s Annual Reports on Form 10-K for the year ended December 31, 2025 and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

All such factors are difficult to predict and are beyond EQT’s and Range’s control. Additional risks or uncertainties that are not currently known to EQT or Range, that EQT or Range currently deem to be immaterial, or that could apply to any company could also cause actual outcomes and results to differ materially from those included in the forward-looking statements in this Report.

Any forward-looking statement speaks only as of the date on which such statement is made. EQT and Range undertake no obligation to publicly correct or update the forward-looking statements in this Report, in other documents or on their respective websites to reflect new information, future events or otherwise, except as required by applicable law. All such statements are expressly qualified by this cautionary statement. Readers are cautioned not to place undue reliance on these forward-looking statements as a prediction of actual results.

Important Information for Investors and Shareholders; Additional Information and Where to Find It

In connection with the proposed transaction, EQT intends to file with the SEC a registration statement on Form S-4 (the “registration statement”) that will include a joint proxy statement of EQT and Range and that will also constitute a prospectus of EQT (the “joint proxy statement/prospectus”). Each of Range and EQT also intends to file other relevant documents regarding the proposed transaction with the SEC. This communication is not a substitute for the joint proxy statement/prospectus or the registration statement. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF EQT AND RANGE ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT MAY BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT EQT, RANGE, THE PROPOSED TRANSACTION, THE RISKS THERETO AND RELATED MATTERS. After the registration statement has been declared effective, a definitive joint proxy statement/prospectus will be mailed to the shareholders of EQT and the shareholders of Range. Investors and security holders will be able to obtain free copies of the registration statement and joint proxy statement/prospectus and other relevant documents filed or that will be filed with the SEC by EQT or Range through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Range will be available free of charge on Range’s website at ir.rangeresources.com. Copies of the documents filed with the SEC by EQT will be available free of charge on EQT’s website at ir.eqt.com/investor-relations. The information included on, or accessible through, Range’s or EQT’s website is not incorporated by reference into this communication.

Participants in the Solicitation

Range, EQT and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction contemplated by the joint proxy statement/prospectus. Information regarding Range’s directors and executive officers and their ownership of Range’s securities is set forth in Range’s filings with the SEC, including Range’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 that was filed with the SEC on

February 24, 2026 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000315852/000119312526067292/rrc-20251231.htm) and its Definitive Proxy Statement on Schedule 14A that was filed with the SEC on March 31, 2026 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000315852/000119312526134699/rrc-20260325.htm). To the extent such person’s ownership of Range’s securities has changed since the filing of such proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Information regarding EQT’s directors and executive officers and their ownership of EQT’s securities is set forth in EQT’s filings with the SEC, including EQT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000033213/000003321326000018/eqt-20251231.htm) and its Definitive Proxy Statement on Schedule 14A that was filed with the SEC on February 26, 2026 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000033213/000110465926020027/tm261383-1_def14a.htm). To the extent such person’s ownership of EQT’s securities has changed since the filing of such proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the joint proxy statement/prospectus and other relevant materials that will be filed with the SEC regarding the proposed transaction when such documents become available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This Report relates to the proposed transaction. This Report is for informational purposes only and is not intended to and shall not constitute an offer to buy, sell or exchange or the solicitation of an offer to buy, sell or exchange any securities, or a solicitation of any vote or approval, in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION

Date: October 26, 2026	By:	/s/ Mark Scucchi
	Name:	Mark Scucchi
	Title:	Executive Vice President – Chief Financial Officer